UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2003

TRICO MARINE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28316 (Commission File Number)	72-1252405 (IRS Employer Identification No.)

250 North American Court, Houma, Louisiana (Address of principal executive offices)	70363 (Zip Code)

(504) 851-3833
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

              On August 1, 2003, Trico Marine Services, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.   Financial Statements and Exhibits.

                (a)    Exhibits.

99	Press release issued by Trico Marine Services, Inc. on August 1, 2003, announcing that it has entered into an agreement to sell its interest in a newbuild construction project for an anchor handling, towing and supply vessel in Brazil.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.
By:	/s/ Kim E. Stanton
Kim E. Stanton Vice President & Controller

Dated: August 1, 2003